PREFERRED STOCK PURCHASE AGREEMENT

         This Preferred Stock Purchase Agreement (the "Agreement"), entered into

AS OF this  _____  th day of  _____________________  2005,  by and  among  Green
Mountain Capital, Inc., a Nevada corporation ("GMCI"); Appleby Partners & Company, LLC, a New York limited liability company ("Appleby"); Asset Growth Partners & Company, LLC., a New York limited liability company doing business as "AGP & Company" ("AGP"); and Cayman Lender, Ltd., a Cayman Island exempted company ("Cayman").

                              W I T N E S S E T H :

         WHEREAS, GMCI is in the process of a reorganization, which, among other events, will entail (a) the participation by GMCI in a business combination with a company known as Internet
         Telecommunications, PLC, an existing United Kingdom company ("ITPLC");

                  (b) the financing of GMCI's participation in said business combination by means of which

                           (i) AGP will  advance  funds (the "AGP  Funding")  to
Cayman, and, thereafter

                           (ii) Cayman will the  re-advance  the proceeds of the
                  AGP Funding to GMCI to be used by GMCI as working capital to participate in said business combination; so that, thereafter

                           (iii) GMCI shall be responsible  for repaying the AGP
                  Funding to Cayman; and, thereafter

                           (iv) once GMCI has  repaid  Cayman,  Cayman  shall be
                  responsible   for  repaying  the  AGP  Funding  to  AGP;  and,
                  thereafter

                           (v) once  Cayman has repaid  AGP,  it (AGP)  would be
                  free to distribute these proceeds to its Owners of in accordance with the terms of the Ownership/Operating Agreement between it and its Owners.

         WHEREAS, on August 11, 2005, for the price of $500,000.00, Appleby purchased all of the 2,500,000 Issued And Outstanding Shares of the SERIES A Preferred Stock and all of the 3,000,000 Issued and Outstanding Shares of SERIES C Preferred Stock of GMCI (the "GMCI Preferred") from the (prior) owner thereof;

         WHEREAS, in order to acquire the GMCI Preferred from its (prior) owner, Appleby borrowed the sum of $500,000.00 (the "Original Purchase Money $500,000.00") from AGP, which transaction was evidenced by a promissory note (the "Original Stock Purchase Note"), with AGP being the Payee of the Original Stock Purchase Note, so that AGP is a creditor of, and has a claim against Appleby for the Original Purchase Money $500,000.00;

         WHEREAS, GMCI has expressed an interest in buying back the GMCI Preferred from Appleby for a price of $500,000.00 (the "Repurchase $500,000.00"), there being a Fairness Opinion to the effect that said $500,000.00 price would be fair to GMCI;

         WHEREAS, if there were to be a sale by Appleby of the GMCI Preferred back to GMCI, this transaction would be evidenced by a promissory note in the form attached hereto as EXHIBIT A (the "Stock Repurchase Note"), with Appleby being the Payee of the Stock Repurchase Note;

         WHEREAS, if there were to be a sale by Appleby of the GMCI Preferred back to GMCI pursuant to the Stock Repurchase Note, Appleby would be a direct creditor of, and have a direct claim against GMCI for $500,000.00, i.e., for the Repurchase $500,000.00;

         WHEREAS, Cayman Island Counsel to Cayman have advised that Appleby should NOT be a direct creditor of GMCI; that, instead, any claim Appleby might have against AGP should be a part of the AGP-to-Cayman-to-GMCI series of advances and the GMCI-to-Cayman-to-AGP series of re-payments contemplated pursuant to the reorganization of GMCI;

         WHEREAS, in order that Cayman may comply with advice of counsel, the Parties have agreed

                  (a) that GMCI should execute and deliver the Stock Repurchase Note to Appleby;

                  (b) that, Appleby, as Payee under the Stock Repurchase Note, should thereupon assign its rights as Payee to AGP; and

                  (c) that in consideration of which assignment, AGP should issue Ownership Interests in AGP to Appleby in an amount equal to $500,000.00, so that

                           (i) Appleby  would not be a direct  creditor of GMCI;
but, instead, that

                           (ii) any claim  Appleby  might have against AGP would
                  be a part of the AGP-to-Cayman-to-GMCI series of advances and the GMCI-to-Cayman-to-AGP series of repayments contemplated pursuant to the re-organization of GMCI; and,

                           (iii) AGP would have Appleby's (former) right to receive the Repurchase $500,000.00 from GMCI pursuant to the Stock Repurchase Note, and, by virtue of having this claim against GMCI,

                                    (A) AGP would  receive be entitled to repaid
                           the   Repurchase   $500.000.00   as   part   of   the
                           GMCI-to-Cayman-to-AGP series of repayments;

         WHEREAS, the fact remains that Appleby is still indebted to AGP for the $500,000.00 Appleby borrowed from AGP to purchase the GMCI Preferred from its (prior) owner, i.e., for the Original Purchase Money $500,000.00 pursuant to the Original Stock Purchase Note for that sum; so that,

                  (a) even if Appleby were to assign to AGP its (Appleby's) rights as Payee to receive the Repurchase $500,000.00 from GMCI under the Stock Repurchase Note, and even if AGP were eventually to be repaid the Repurchase $500,000.00 pursuant to the GMCI-to-Cayman-to-AGP series of repayments,

                           (i) Appleby would still owe AGP the Original Purchase
Money $500,000.00;

         WHEREAS, as a condition to the assignment by Appleby to AGP of its (Appleby's) rights as Payee to receive the Repurchase $500,000.00 from GMCI under the Stock Repurchase Note,

                  (a) Appleby has insisted that AGP cancel the Original Purchase Money $500,000.00 debt owed by Appleby to AGP in connection with the original acquisition of the GMCI Preferred from its (prior) owner, as evidenced by the Original Stock Purchase Note;

         WHEREAS, If Appleby were to make this demand,
                  (a) AGP  would,  in turn,  insist  that  once  the  Repurchase
         $500,000.00    had   been    received   by   AGP    pursuant   to   the
         GMCI-to-Cayman-to-AGP series of repayments,

                           (i) Appleby, as an Owner of AGP, would forego its right to receive a PRO RATA distribution of that Repurchase $500,000.00, so that,

                                    (A) AGP - as the Limited  Liability  Company
                           itself - would retain that Repurchase $500,000.00 as a Company asset; and in effect

                                    (B)  the  original  claim  AGP  had  against
                           Appleby for having financed the acquisition of the GMCI Preferred would be satisfied by the receipt by AGP of the Repurchase $500,000.00 which would have been received by Appleby from AGP but for the assignment by Appleby to AGP of its (Appleby's) rights to receive that money from GMCI pursuant to the Stock Repurchase Note.


                            N O W T H E R E F O R E,

         In consideration of the representations, warranties, covenants, and agreements herein contained, which are given by each Party to the other Parties in order to induce them to enter into this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, each intending to be legally bound hereby, agree as follows:

         1. RE-PURCHASE BY GMCI OF THE GMCI PREFERRED FROM APPLEBY.

         (a) GMCI agrees to buy the GMCI Preferred from Appleby, and Appleby hereby agrees to sell the GMCI Preferred to GMCI, for the sum of $500,000.00, i.e., for the Repurchase $500,000.00.

         (b) To evidence this transaction, simultaneously with the execution of this Agreement, GMCI will execute and deliver the Stock Repurchase Note to Appleby in the form set forth as EXHIBIT A to this Agreement.


          2. ASSIGNMENT BY APPLEBY TO AGP OF THE STOCK REPURCHASE NOTE.

         (a) Immediately following the execution of the Stock Repurchase Note, Appleby, as Payee under said Note, shall assign to AGP its (Appleby's) rights to be repaid by GMCI under said Note, so that, pursuant to this Assignment, AGP shall be a creditor of, and have a claim against GMCI in the amount of $500,000.00, i.e., for the Repurchase $500,000.00.

         (b) In consideration, of which assignment, AGP shall issue Ownership Interests in AGP to Appleby in an amount equal to $500,000.00.


         3. CANCELLATION BY AGP OF THE DEBT OWED TO AGP BY APPLEBY.

         (a) Simultaneously with the execution of this Agreement, and pursuant to demand made upon it by Appleby, AGP shall cancel the Original Purchase Money $500,000.00 debt owed by Appleby to AGP in connection with the original acquisition of the GMCI Preferred from its (prior) owner, as the same is evidenced by the Original Stock Purchase Note; PROVIDED, HOWEVER, that,

                  (i) if AGP's claim against GMCI in the amount of $500,000.00 as Assignee of Appleby under the Stock Repurchase Note, i.e., for the Repurchase $500,000.00, is NOT satisfied, then

                           (A) the Original  Stock Purchase Note shall be deemed
                  to have been revived and to continue to be in full force and effect;

                           (B) Appleby  shall  continue to be in debt to AGP for
                  $500,000.00, i.e., for the Repurchase $500,000.00; and

                           (C) Appleby's relinquishment of its rights to receive
                  a pro rata distribution of the Repurchase $500,000.00 (as set forth below) shall be deemed to be null and void.



         4. RELINQUISHMENT BY APPLEBY OF ITS RIGHT TO RECEIVE CERTAIN DISTRIBUTIONS FROM AGP UNDER THE AGP OWNERSHIP/OPERATING AGREEMENT.

         (a) If and when AGP's claim against GMCI in the amount of $500,000.00 as Assignee of Appleby under the Stock Repurchase Note, i.e., for the Repurchase $500,000.00, is satisfied, then Appleby, as an Owner of AGP shall relinquish its rights to receive a PRO RATA distribution of that Repurchase $500,000.00; PROVIDED, HOWEVER, that

                  (i) the relinquishment by Appleby of its rights to receive a PRO RATA distribution of the Repurchase $500,000.00 shall not be deemed to be a relinquishment of any other rights Appleby may have in the Ownership/Operating Agreement between AGP and its Owners, including but not limited to a relinquishment of the right to receive distributions from other sources or of other assets of AGP.


         5.       SATISFACTIONS OF DEBTS.

         (a) If and when AGP's claim against GMCI (as Assignee of Appleby under the Stock Repurchase Note) in the amount of $500,000.00, i.e., for the Repurchase $500,000.00, is satisfied, then

                  (i) the Original Stock Purchase Note shall be cancelled and be of no force and effect, so that,

                           (A) Appleby shall not be liable to AGP for the Original Purchase Money $500,000.00 evidenced by the Original Stock Purchase Note; and

                  (ii) the Stock Repurchase Note shall be cancelled and be of no force and effect, so that,

                           (A) GMCI, as Maker, shall not be liable to

                                    (1) neither  Appleby (as the original Payee)
                           nor to AGP (as the Assignee of the Payee's rights) for the Repurchase $500,000.00 evidenced by the Stock Repurchase Note; nor

                                     (B) shall  Appleby (as  Assignor) be liable
                           to AGP (as Appleby's Assignee) for the Repurchase $500,000.00 evidenced by the Stock Repurchase Note.


         6.       GMCI'S WARRANTIES AND REPRESENTATIONS.

         In order to induce the other Parties to enter into this Agreement, GMCI represents and warrants to, and covenants and agrees with the other Parties as follows:

         (a) GMCI is not now, nor in the future will be, or allow itself to become, an Affiliate of Appleby or of AGP or of Cayman.

         (b) GMCI is a corporation duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. GMCI has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. GMCI is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on GMCI.

         (c) This Agreement has been duly authorized, validly executed and delivered on behalf of GMCI and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. All corporate action on the part of GMCI, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

         (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, By-laws, Stockholders Agreements and any amendments thereto of GMCI or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to GMCI , its properties or assets.


         7. APPLEBY'S WARRANTIES AND REPRESENTATIONS.

         In order to induce the other Parties to enter into this Agreement, Appleby represents and warrants to, and covenants and agrees with the other Parties as follows:

         (a) Appleby is not now, nor in the future will be, or allow itself to become, an Affiliate of GMCI or of Cayman or of ITPLC.

         (b) Appleby is a limited liability company duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. Appleby has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. Appleby is qualified to do business as a foreign business organization in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on Appleby.

         (c) This Agreement has been duly authorized, validly executed and delivered on behalf of Appleby and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. All corporate action on the part of Appleby or its members necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

         (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the charter or operating agreement of Appleby, and any amendments thereto, or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to Appleby its properties or assets.


         8. AGP'S WARRANTIES AND REPRESENTATIONS.

         In order to induce the other Parties to enter into this Agreement, AGP represents and warrants to, and covenants and agrees with the other Parties as follows:

         (a) AGP is not now, nor in the future will be, or allow itself to become, an Affiliate of GMCI or of Cayman or of ITPLC.

         (b) AGP is a limited liability company duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. AGP has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. AGP is qualified to do business as a foreign business organization in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on AGP.

         (c) This Agreement has been duly authorized, validly executed and delivered on behalf of AGP and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. All corporate action on the part of AGP or its members necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

         (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the charter or operating agreement of AGP, and any amendments thereto, or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to AGP its properties or assets.


         9. CAYMAN'S WARRANTIES AND REPRESENTATIONS

         In order to induce the other Parties to enter into this Agreement, Cayman represents and warrants to, and covenants and agrees with the other Parties as follows:

         (a) Cayman is not now, nor in the future will be, or allow itself to become, an Affiliate of GMCI or of ITPLC.

         (b) Cayman is a corporation duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. Cayman has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. Cayman is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on Cayman.

         (c) This Agreement has been duly authorized, validly executed and delivered on behalf of Cayman and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. All corporate action on the part of Cayman, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

         (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, By-laws, Stockholders Agreements and any amendments thereto of Cayman or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to Cayman , its properties or assets.


         10. TRUTH OF STATEMENTS; COMPLETENESS OF DOCUMENTS.

         In order to induce the other Parties to enter into this Agreement, each Party states and undertakes as follows:

         (a) All documents or other materials delivered or to be delivered by or on behalf of each Party to the others in connection with this Agreement and the transactions contemplated hereby are to the best of its knowledge true and complete;

         (b) The information furnished by or on behalf of each Party to the others in connection with this Agreement and the transactions contemplated hereby does not, to the best of its knowledge, contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.

         (c) There is no fact known to any of the Parties which has not been disclosed to the other Parties in writing which has, or insofar as any such Party can foresee, which will have, a Material Adverse Effect on any of the other Parties, as the term "Material Adverse Effect" is generally known to be used in stock purchase agreements.

         (d) The representations and warranties of the Parties contained in this Agreement were true when made and shall be true as at the execution of this Agreement.


         11. NOTICE.

         (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

                  (i) by  telephonic  facsimile,  in which case notice  shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient;

                  (ii) by nationally recognized courier or overnight delivery service in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

                  (iii) by United States or Royal Mail sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given at the time that records of the United States Postal Service or Her
         Majesty's Royal Mail indicate the writing was delivered to the addressee.

         (b) Notice shall be sent:

                  (i) If to GMCI, to:

                                    Green Mountain Capital, Inc.,
                                    201 South Biscayne Boulevard
                                    28th Floor
                                    Miami, Florida  33131

                     Attention: Shmuel Shneibalg, President

                                    Telephone Number:          (917) 620 -  6401
                                    Facsimile Telephone Number:(925) 955 -  0800


                  (i) If to AGP, to:

                                    AGP & Company, LLC
                                    81 Greene Street
                                    3rd Floor
                                    New York, New York  10012

                                 Attention: Steven W. Bingaman, Managing Partner

                                    Telephone Number:          (212) 274 -  8101
                                    Facsimile Telephone Number:(212) 274 -  8102


                  (iii) If to Appleby:

                                    Appleby Partners & Company, LLC.
                                    c/o AGP & Company, LLC
                                    81 Greene Street
                                    3rd Floor
                                    New York, New York  10012

                                Attention:  Steven W. Bingaman, Managing Partner

                                    Telephone Number:          (212) 274 -  8101
                                    Facsimile Telephone Number:(212) 274 -  8102


                  (iv) If to Cayman, to:

                                    Cayman Lender, Ltd.
                                    c/o Quin & Hampson
                                    Third Floor
                                    Harbour Centre
                                    P.O. Box 1348
                                    George Town
                                    Grand Cayman, Cayman Islands

                                    Attention: Kenneth Farrow

                                    Telephone Number:          (345) 949 -  4123
                                    Facsimile Telephone Number:(345) 949 -  4647

                  (v) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.


         12.      CHOICE OF LAW, VENUE.

         (a) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Cayman Islands without regard to the rules of private international law thereof.

         (b) The Parties agree that the Grand Court of the Cayman Islands shall have exclusive jurisdiction in respect of any dispute, suit, action or proceeding ("Proceedings") which may arise out of or in connection with this Agreement and that, without prejudice to the rules of service of said Court, Proceedings may be served by delivering the same in an envelope addressed to the Party to be served at the address for such Party set out in Section 8 of this Agreement.


         13. MISCELLANEOUS.

         (a) EXHIBITS; ENTIRE AGREEMENT. All Exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof and thereof, and it supersede all prior and contemporaneous agreements, negotiations and understandings between the Parties, both oral and written, relating to the subject matter hereof.

         (b) TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

         (c)   COUNTERPARTS.   This   Agreement  may  be  executed  in  multiple
counterparts,  each of which may be  executed  by less than all of the  Parties.
each of which shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

         (d) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         (e) AMENDMENT; NO WAIVER. No Party shall be liable or bound to any other Party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by all Parties hereto. The failure of the any Party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop a Party from thereafter demanding full and complete compliance nor prevent a Party from exercising such a right or remedy in the future.

         (f) TRANSACTION COSTS. Each Party shall bear its own legal fees and other out of pocket costs in connecting with the negotiation and execution of this Agreement.

         IN  WITNESS  WHEREOF,   the  undersigned  Parties  have  executed  this
Agreement as of the date first set forth above.

                                            GMCI:

                                            Green Mountain Capital, Inc.

                                       By:_______________________________

                                            Shmuel Shneibalg, President


                                            APPLEBY:

                                            Appleby Partners & Company, LLC


                                       By:_______________________________
                                            Steven W. Bingaman, Managing Member




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                   SIGNATURES CONTINUE ON THE FOLLOWING PAGE.



                                            AGP:

         Asset Growth Partners & Company, LLC., a New York limited liability company doing business as "AGP & Company"

                                       By:______________________________

                                         Steven W. Bingaman, Managing Member


                                            CAYMAN:

                                           Cayman Lender, Ltd.

                                       By:_______________________________

                                          Steven W Bingaman, President









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                      EXHIBITS BEGIN ON THE FOLLOWING PAGE

                                    EXHIBIT A

                      TO PREFERRED STOCK PURCHASE AGREEMENT

                              STOCK REPURCHASE NOT    __________   ___ , 200___


         FOR VALUE RECEIVED, on or before __________ ____, 200 ___, the undersigned, Green Mountain Capital, Inc. (the "Maker" or "GMCI"), promises to pay to the order of Appleby Partners & Company, LLC, a New York limited liability company (the "Payee" or "Appleby") at the address set forth herein, or at such other place as the Payee may from time to time designate by written notice to the Maker, the principal sum of $500,000.00, together with interest at the rate of 8% PER ANNUM on any unpaid principal balance in accordance with the terms set forth below.

         DEFAULT

         If one or more of the following described event (the "Events of Default") shall occur and continue for 30 days, unless a different time frame is noted below:

         (a) the failure of the Maker to make any payment when due; or

         (b) any of the representations or warranties made by the Maker herein, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Maker in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

         (c) the Maker shall (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (v) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

then, or at any time thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Payee (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Payee and in the Payee's sole discretion, the Payee may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Payee may immediately, and without expiration of any period of grace, enforce any and all of the Payee's rights and remedies provided herein or any other rights or remedies afforded by law.

         PLACE OF PAYMENT

         Unless directed otherwise by the Payee, payment shall paid to the Payee at the following address:

                           Appleby Partners & Company, LLC.
                           c/o AGP & Company, LLC
                           81 Greene Street
                           3rd Floor
                           New York, New York  10012

                           Attention:  Steven W. Bingaman, Managing Partner

                           Telephone Number:               (212)  274  -  8101
                           Facsimile Telephone Number:    (212)  274  -  8102


         WAIVERS

         (a) The Maker waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note other than the initial demand for payment.

         (b) The Maker agrees that a waiver of rights under this Note shall not be deemed to be made by the Payee unless such waiver shall be in writing, duly signed by the Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Payee or the obligations of the Maker in any other respect at any other time.

         (c) The Maker agrees that in the event the Payee accepts partial payment of this Note, such acceptance shall not be deemed to constitute a waiver of any right to demand the entire unpaid balance of this Note at any time in accordance with the terms of this Note.


         COLLECTION COSTS.

         If the indebtedness represented hereby is not paid in full when due, the Maker will, upon demand, pay to the Payee the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether or not suit is instituted) and of any experts and agents, which the Payee may incur in connection with the following: (i) the enforcement of this Note, and (ii) the enforcement of payment of all obligations of Maker by any action or participation in, or in connection with the U. S. Bankruptcy Code, or any successor statute hereto.

         OTHER AGREEMENT

         This Note is subject to the terms and conditions of that certain Preferred Stock Purchase Agreement of even date between GMCI (the Maker), Appleby (the Payee) and Asset Growth Partners & Company, LLC., a New York limited liability company doing business as "AGP & Company" ("AGP"); and Cayman Lender, Ltd., a Cayman Island exempted company ("Cayman"), unless explicitly stated otherwise by this Note or by the subject Preferred Stock Purchase Agreement.

..
         MISCELLANEOUS.

         The covenants, terms, and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the Parties.


         IN WITNESS WHEREOF, the Maker has executed this Note intending it to be effective as of the date first set forth above.


                                     MAKER:

                           Green Mountain Capital, Inc..


                           By: _______________________________
                            Shmuel Shneibalg, as President, and not Individually